FOR GROWTH OF CAPITAL

Delaware U.S. Growth Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

1999
Annual
Report


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London


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A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of computer keyboard)

(photo of illustration from Growth of Capital Brochure)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

     Delaware Investments has approximately $45 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Investment Objective

Delaware U.S. Growth Fund seeks to provide maximum capital appreciation.


Table of Contents

LETTER TO SHAREHOLDERS          Page   1

PORTFOLIO MANAGERS' REVIEW      Page   3

PERFORMANCE SUMMARY             Page   8

STATEMENT OF NET ASSETS         Page   9

FINANCIAL HIGHLIGHTS            Page  12


growth of
capital

tradition

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November 17, 1999

                                                                      for growth
                                                                      of capital
                                                                           1


Dear Shareholder:

LIKE A CLASSIC AUTOMOBILE THAT KEEPS ON running, the U.S. economy moved into its ninth consecutive year of economic prosperity, despite a few fits and stops along the way.

     Late in the fall of 1998, in an attempt to calm worldwide economic turmoil, governments from around the globe banded together to increase liquidity by expanding the money supply. The U.S. economy, as well as the economies of many other nations, rebounded strongly from previous economic uncertainty. U. S. equity investors were once again able to benefit from a rising market as the economy thrived on strong consumer demand and low inflation.

     As winter came to an end, economic indicators hinted at inflation on the horizon. In February and early March of 1999, concerns that the Federal Reserve Board might raise short-term interest rates made for a bumpy ride in the stock market. The Fed did not change its interest rate policy in March and on March 29, 1999, the Dow Jones Industrial Average, a widely followed stock market indicator, closed above 10,000 points for the first time ever. The Dow continued to climb, flirting with both sides of the 11,000 mark until August.

     Increased stock market gains throughout spring and early summer bolstered consumer confidence. Consumer spending and borrowing enjoyed robust growth. However, fears of inflation resurfaced and this time, in response, the Fed initiated two interest rate hikes--one in June and another in August (a third rate increase occurred after the close of the Fund's fiscal period).


DELAWARE U.S. GROWTH FUND'S FISCAL PERIOD ENDED ON A POSITIVE NOTE AS ECONOMIC ANNOUNCEMENTS POINTED TOWARD CONTINUED DOMESTIC GROWTH IN A LOW INFLATIONARY ENVIRONMENT.


TOTAL RETURN--AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                                             One Year
--------------------------------------------------------------------------------
Delaware U.S. Growth Fund A Class                             +33.33%
Standard & Poor's 500 Stock Index                             +25.66%
Lipper Large-Cap Growth Fund Average (336 Funds)              +38.76%
--------------------------------------------------------------------------------
All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance is at net asset value without the effect of sales charges. The Lipper category represents the average returns of large-cap growth funds tracked by Lipper Analytical. Performance of other share classes varies due to different fees and expenses. Performance information for all Delaware U.S. Growth Fund classes can be found on page 8. The unmanaged Standard & Poor's 500 Stock Index is a measure of large capitalization domestic stocks. It is not possible to invest directly in any index. Past performance is not a guarantee of future results.

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    2


     Higher interest rates generally hindered equity market performance, including the performance of growth companies during this period. This is because growing companies that borrow to finance projects are faced with higher costs of capital when interest rates increase. In addition, the amount investors are willing to pay for this type of company tends to shrink in the face of higher interest rates.

     Equity investors spent the remainder of late summer and early fall 1999 struggling to predict the direction of interest rates. Skittish investors looked to the Federal Reserve Board for indications of what to expect. Investor preoccupation with Federal Reserve announcements led to dramatic stock market swings in October. Delaware U.S. Growth Fund's fiscal period ended on a positive note, however, as economic announcements pointed toward continued domestic growth in a low inflationary environment. Stock prices stabilized somewhat toward the end of October, encouraging investors.

     Delaware U.S. Growth Fund performed well over the past year, substantially outpacing the Standard and Poor's 500 Stock Index, your Fund's unmanaged benchmark (as shown on page 1). The Fund's focus on technology companies helped it perform favorably when performance in other sectors of the market lagged. Delaware U.S. Growth Fund provided a robust 33.33% return for the 12-month period ended October 31, 1999 (performance calculated for Class A shares at net asset value).

     On the following pages, Francis Houghton and Rufus Winton, portfolio managers for Delaware U.S. Growth Fund, discuss in further detail the performance and sector allocation of the Fund over the past year. We strongly urge you to review their commentary.

     We see the coming year as a time to be cautiously optimistic. High productivity has kept inflationary pressures at bay, despite record high national employment levels. As a result, U.S. economic growth continues to move forward at a healthy pace. We expect this trend to continue as we move into the new millennium.

     Thank you for your continued confidence in Delaware Investments. We look forward to reporting to you again next spring.

Sincerely,

/s/ Wayne A. Stork
------------------

WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------

DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

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                                                                           3


Portfolio Managers' Review

BY FRANCIS HOUGHTON
Senior Portfolio Manager

RUFUS WINTON
Portfolio Manager

Lynch and Mayer, Inc.
November 17, 1999

MIXED SIGNALS FROM THE U.S. ECONOMY over the past year set a challenging backdrop for equity investors. Equity markets flourished during much of the first half of Delaware U.S. Growth Fund's fiscal year. With the arrival of spring, however, came fears of inflation and increasing interest rates--this began to erode investor confidence.

     Delaware U.S. Growth Fund performed well during the past year, providing a robust 33.33% return for the 12 months ended October 31, 1999 (for Class A shares at net asset value). The Fund's performance was somewhat lower than the Lipper Large-Cap Growth Fund average, a category that consists of 336 mutual funds that, like Delaware U.S. Growth Fund, invest primarily in large-cap growth companies. The average return of these funds was 38.76% during this period.

     Delaware U.S. Growth Fund strives to maintain a well-balanced portfolio to offset the risks associated with mutual funds that invest heavily in only one sector. This may be the reason the Fund performed less favorably than the average of the funds tracked by Lipper, Inc. that fall in the large-cap growth fund category.

     For the same time period, the Fund substantially outpaced its unmanaged benchmark, the Standard & Poor's 500 Stock Index, that returned 25.66%. We believe the Fund was able to perform well due to our focus on companies that took advantage of technological advances. We see dynamic growth opportunities in electronic commerce, technology and broadband communications. We attribute these opportunities to significant technological innovation, new product cycles and continued consumer confidence. As a result, a large number of Delaware U.S. Growth Fund's holdings are found in these sectors. We will discuss how our positions in each of these sectors affected the Fund's performance during the past year in further detail on the following pages.


WE SEE DYNAMIC GROWTH OPPORTUNITIES IN ELECTRONIC COMMERCE, TECHNOLOGY AND BROADBAND COMMUNICATIONS.

overview

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    4


     As always, we focus on companies that we believe are positioned to increase their earnings and growth rates. We particularly focus on companies that we believe are undergoing a positive fundamental change such as,

o    a new product introduction;
o    an improved industry environment; or,
o    a corporate restructuring or a "turnaround" situation.

ADVANCEMENT IN INTERNET INFRASTRUCTURE COMPANIES

     Information technology has prospered over the past year as businesses rushed to provide faster and more efficient services to their clients. Personal and business use of the Internet has become widespread, creating a new kind of Internet company--the Internet infrastructure company. These companies usually allow Internet services to thrive, performing necessary duties behind the scenes and supporting dramatic growth. We expect Internet technology to expand exponentially over the next few years, which should, in our opinion, place Internet infrastructure companies in a strong growth position.

     With this industry growing at an impressive pace, we increased our holdings in the computer and technology sector to 24.3% of Delaware U.S. Growth Fund's portfolio. We believe this industry will continue to grow well into the 21st century for a number of reasons:

o U.S. corporations have continued to build their technological infrastructure as e-commerce has become less of a novelty and more of a business necessity. Not only have consumers generally embraced Internet advances, paving the way for corporations to enhance their on-line services, but business-to-business transactions also have increased in popularity. For example, Dell Computer recently implemented a policy with its suppliers to conduct all transactions solely through Internet channels.

WE EXPECT INTERNET TECHNOLOGY TO EXPAND EXPONENTIALLY OVER THE NEXT FEW YEARS, WHICH SHOULD, IN OUR OPINION, PLACE INTERNET INFRASTRUCTURE COMPANIES IN A STRONG GROWTH POSITION.


(photo of couple talking to financial adviser)


DELAWARE U.S. GROWTH FUND
SECTOR ALLOCATION
--------------------------------------------------------------------------------
OCTOBER 31, 1999

Computers & Technology                24.3%
Energy                                 7.3%
Telecommunications                    22.1%
Cash                                   0.5%
Electronics & Electrical Equipment     5.7%
Retail                                14.0%
Industrial Machinery                   2.3%
Healthcare & Pharmaceuticals          10.9%
Miscellaneous                          2.4%
Cable, Media & Publishing             10.5%

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                                                                           5


(photo of family on beach)

o Global economies, which have previously lagged the U.S. in Internet advances, have recently begun to realize the benefits of the World Wide Web. We expect U.S. technology companies to benefit as overseas demand for these products increases over the coming years.

     We maintain a substantial holding of Cisco Systems, a leading provider of Internet networking devices. Cisco provides services to large enterprises, service providers and small-to-medium sized businesses. Its wide market appeal should leave this company in a healthy position to grow as the popularity of on-line transactions expands even more.

     Another company that has contributed to Delaware U.S. Growth Fund's strong performance over the past year is Oracle. Oracle provides database and networking solutions for corporations, allowing enhanced access to database-driven Intranet and Web applications.

WIRELESS COMMUNICATION EXPLODES
The popularity of cellular telephones and other wireless communications devices has exploded over the past year. Only recently, it seems, have consumers recognized the benefits and convenience of these decade-old products.

     This summer we purchased holdings of two leading wireless communications corporations. Sprint PCS, a division of Sprint, provides national digital wireless cellular telephone services to nearly 270 million Americans. This corporation boasts superior technology and service features and is, in our opinion, positioned to take advantage of increased market penetration in the wireless communications arena.

     We also continue to hold MCI Worldcom, a major player in the telecommunications industry. Although the company's stock price hasn't

THE POPULARITY OF CELLULAR TELEPHONES AND OTHER WIRELESS COMMUNICATIONS DEVICES HAS EXPLODED OVER THE PAST YEAR.

growth


DELAWARE U.S. GROWTH FUND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
OCTOBER 31, 1999

--------------------------------------------------------------------------------
Median Market Capitalization                                 $28 billion
Number of Stocks                                                 45
Average Price-to-Earnings Ratio*                               36.9x
Beta**                                                          1.06
Portfolio Turnover                                              132%
Total Net Assets                                            $123 million
--------------------------------------------------------------------------------

* Average weighted P/E ratio is based on First Call fiscal 2000 forward earnings estimates.

** Beta is a measure of risk relative to the S&P 500 Stock Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.

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    6


(photo of computer keyboard)

appreciated in value as much as we had hoped over the past year, we still believe it is worth holding. We think this company is managed in an efficient manner and has, in our opinion, strong growth potential over the long term.

CONSUMER SPENDING BOOSTS RETAIL SALES
A combination of high consumer spending and the recent "digitilization" of popular consumer products has allowed a number of retailers, particularly those who specialize in technology products, to flourish over the past year. Consumers have been racing to stores to purchase the newest line of available digital products like digital video drives (DVD), digital cameras and digital televisions. An explosion in the popularity of these products has contributed to rapid growth among technology product superstores like BestBuy and Circuit City that supply these items to consumers at discount prices. We added positions in each of these companies to your Fund's portfolio during the summer.

     We anticipate that consumer spending will continue at high levels through the holiday season, supporting continued strong performance of selected retail stocks over the next few months.

HEALTHCARE SECTOR: NEW ADVANCES IN MEDICINE
New product innovation, an aging U.S. population and consolidation within the industry produced several investment opportunities for us during the past 12 months. We have focused particularly on medical and biotechnology companies that have led advances in medicine. As always, when selecting medical stocks for Delaware U.S. Growth Fund's portfolio, we look for companies that exhibit the following characteristics:

o    dynamic product development;
o    financial stability along with dominant market positions; and
o    accelerating growth.

NEW PRODUCT INNOVATION, AN AGING U.S. POPULATION AND CONSOLIDATION WITHIN THE HEALTHCARE INDUSTRY PRODUCED SEVERAL INVESTMENT OPPORTUNITIES FOR US DURING THE PAST 12 MONTHS.


DELAWARE U.S. GROWTH FUND TOP 10 HOLDINGS
--------------------------------------------------------------------------------
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Johnson & Johnson                                  4.3%
Cisco Systems                                      3.8%
VoiceStream Wireless                               3.8%
USA Networks                                       3.7%
BestBuy                                            3.6%
Oracle                                             3.3%
Amazon.com                                         3.2%
Tandy                                              3.2%
MCI Worldcom                                       2.8%
Microsoft                                          2.7%

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                                                                          7

   This past winter we purchased stock of a number of medical device manufacturers, including Guidant and Johnson & Johnson. Johnson & Johnson's wide array of products include prescription drugs, over-the-counter products, and professional and surgical products. Guidant is a major producer of cardiovascular devices, including cardiac pacemakers and defibrillators.

   A large portion of our holdings in the healthcare sector are companies that produce medical technology products. We expect continued positive revenue and earnings growth potential from this sector as advancements in the healthcare arena continue.

   We have decreased our focus on pharmaceutical companies over the past few months. Although it is our opinion that these pharmaceutical companies remain well managed, we believe that their expected growth rates for the future won't match the attractive rates that they achieved during 1998.

OUTLOOK

Our outlook for the U.S. economy during the next few months remains favorable. Although consumer prices have risen slightly, price increases have remained in line with economic analysts' expectations. That is, prices haven't risen any higher than was expected over the past few months. Thus, inflationary pressures remain at moderate levels. This, in conjunction with continued economic growth and "manageable" interest rates, creates an environment of cautious optimism for growth investors.

   The Federal Reserve Board raised the federal funds rate one more time after the close of this fiscal year--effectively "taking back" the third in the series of rate cuts it "gave" the economy in autumn 1998. Although this caused some short-term turbulence in the equity markets, we believe that conditions for stock outperformance are favorable. Despite economic vitality, strong gains in productivity continue to keep inflation in check.

   We believe that Delaware U.S. Growth Fund is well positioned to take advantage of advances in numerous technological areas over the coming year. As always, we will focus on stocks that demonstrate signs of positive fundamental change, accelerating earnings and strong long-term growth prospects. We expect continued growth from these companies which should, in our opinion, enable Delaware U.S. Growth Fund to continue to provide healthy returns for its shareholders.


WE BELIEVE THAT DELAWARE U.S. GROWTH FUND IS WELL POSITIONED TO TAKE ADVANTAGE OF ADVANCES IN NUMEROUS TECHNOLOGICAL AREAS OVER THE COMING YEAR.

outlook


(PHOTO OF GLASSES PEN AND KEYBOARD)

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   8

Performance Summary

DELAWARE U.S. GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
DECEMBER 3, 1993 (FUND INCEPTION) TO OCTOBER 31, 1999

           Delaware U.S. Growth Fund Class A   Standard & Poor's 500 Stock Index

Dec.'93                $ 9,425                              $10,000
Dec.'94                $ 9,106                              $ 9,846
Dec.'95                $11,286                              $13,205
Dec.'96                $13,493                              $15,880
Dec.'97                $17,667                              $20,805
Dec.'98                $22,891                              $26,353
Oct.'99                $25,486                              $29,219

Chart assumes $10,000 invested December 3, 1993, and includes the effect of a 5.75% sales charge and reinvestment of distributions. The unmanaged Standard & Poor's 500 Stock Index is a measure of large capitalization domestic stocks. It is not possible to invest directly in any index. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


DELAWARE U.S. GROWTH FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1999

                                      Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge              +18.40%     +21.58%      +33.33%
   Including Sales Charge              +17.22%     +20.15%      +25.68%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge              +18.73%     +20.73%      +32.39%
   Including Sales Charge              +18.65%     +20.54%      +27.39%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
   Excluding Sales Charge              +20.28%     +20.80%      +32.38%
   Including Sales Charge              +20.28%     +20.80%      +31.38%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% front-end sales charge and a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, five-year and one-year periods ended 10/31/99, for Delaware U.S. Growth Fund's Institutional Class were +18.29%, +21.96% and +33.79%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on 12/3/93.

                                                         for growth of capital 9

Financial Statements

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
                                                 -------------------------------
 COMMON STOCK - 99.48%
 CABLE, MEDIA & PUBLISHING - 10.48%
*AT&T - Liberty Media Class A ..........            60,000       $ 2,381,250
*Clear Channel Communications ..........            35,413         2,846,319
 Time Warner ...........................            44,400         3,094,125
*USA Networks ..........................           101,700         4,579,677
                                                                 -----------
                                                                  12,901,371
                                                                 -----------
 COMPUTERS & TECHNOLOGY - 24.25%
*America Online ........................            22,000         2,853,125
*Cisco Systems .........................            63,700         4,715,791
*Covad Communications Group ............            49,800         2,393,513
*EMC ...................................            42,200         3,080,600
 International Business Machines .......            24,000         2,361,000
*Micron Technology .....................            35,800         2,552,988
*Microsoft .............................            35,600         3,295,225
*Oracle ................................            84,350         4,014,533
 Pitney Bowes ..........................            66,500         3,029,906
*Sun Microsystems ......................            14,800         1,565,563
                                                                 -----------
                                                                  29,862,244
                                                                 -----------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 5.75%
*Altera ................................            44,700         2,173,538
 Intel .................................            34,000         2,631,813
*Solectron .............................            30,200         2,272,550
                                                                 -----------
                                                                   7,077,901
                                                                 -----------
 ENERGY - 7.26%
 Enron .................................            67,200         2,683,800
 Schlumberger Limited ..................            51,400         3,112,912
 Transocean Offshore ...................            72,700         1,976,531
*Triton Energy .........................            70,200         1,162,688
                                                                 -----------
                                                                   8,935,931
                                                                 -----------
 HEALTHCARE & PHARMACEUTICALS - 10.93%
*Amgen .................................            26,000         2,072,688
*Genetech ..............................            15,000         2,186,250
*Genzyme-General Division ..............            44,600         1,703,163
*Genzyme Surgical Products .............                 1                 5
 Guidant ...............................            22,600         1,115,875
 Johnson & Johnson .....................            50,067         5,244,560
 Medtronic .............................            33,000         1,142,625
                                                                 -----------
                                                                  13,465,166
                                                                 -----------
 INDUSTRIAL MACHINERY - 2.32%
*Celetica ..............................            51,400         2,859,125
                                                                 -----------
                                                                   2,859,125
                                                                 -----------
 MISCELLANEOUS - 2.37%
*Yahoo .................................            16,300         2,919,738
                                                                 -----------
                                                                   2,919,738
                                                                 -----------

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
                                                 -------------------------------
COMMON STOCK (CONTINUED)
Retail - 14.00%
*Abercrombie & Fitch Class A ...........            94,300       $ 2,569,675
*Amazon.com ............................            55,200         3,896,775
*Best Buy ..............................            79,700         4,428,330
 Circuit City Stores ...................            58,000         2,475,875
 Tandy .................................            61,600         3,876,950
                                                                 -----------
                                                                  17,247,605
                                                                 -----------
 TELECOMMUNICATIONS - 22.12%
*Ciena .................................            68,800         2,423,050
*Exodus Communications .................            29,800         2,560,006
 GTE ...................................            24,500         1,837,500
 Lucent Technologies ...................            37,400         2,402,950
*MCI Worldcom ..........................            40,500         3,474,141
*McLeod Class A ........................            56,600         2,524,006
*Nextel Communications .................            20,600         1,776,106
 Nortel Networks .......................            37,000         2,291,688
*Sprint PCS ............................            39,600         3,284,325
*Voicestream Wireless ..................            47,300         4,672,352
                                                                 -----------
                                                                  27,246,124
                                                                 -----------
 Total Common Stock (cost $100,075,252)                          122,515,205
                                                                 -----------

                                                PRINCIPAL
                                                  AMOUNT
                                                ----------
REPURCHASE AGREEMENTS - 6.17%
With Chase Manhattan 5.20% 11/1/99 (dated
   10/29/99, collateralized by $2,465,000 U.S.
   Treasury Notes 6.125% due 12/31/01, market
   value $2,527,369) .........................  $2,465,000        2,465,000
With J.P. Morgan Securities 5.20% 11/1/99
   (dated 10/29/99, collateralized by
   $1,770,000 U.S. Treasury Notes 5.625% due
   5/15/01, market value $1,811,186 and
   $791,000 U.S. Treasury Notes 6.50% due
   8/31/01, market value $808,636) ...........   2,567,000        2,567,000
With PaineWebber 5.20% 11/1/99 (dated
   10/29/99, collateralized by $885,000 U.S.
   Treasury Notes 6.25% due 10/31/01,
   market value $919,485 and $1,665,000
   U.S. Treasury Notes 6.25% due 2/15/03,
   market value $1,700,880) ..................   2,567,000        2,567,000
                                                                 ----------
Total Repurchase Agreements
   (cost $7,599,000) .........................                    7,599,000
                                                                 ----------

10 for growth of capital

--------------------------------------------------------------------------------


TOTAL MARKET VALUE OF SECURITIES - 105.65% ....................   $130,114,205
   (COST $107,674,252)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (5.65%)** ...     (6,953,768)
                                                                  ------------
NET ASSETS APPLICABLE TO 8,041,950 SHARES ($0.01 PAR VALUE)
   OUTSTANDING - 100.00% ......................................   $123,160,437
                                                                  ============

NET ASSET VALUE - DELAWARE U.S. GROWTH FUND A CLASS
   ($37,771,321 / 2,467,027 SHARES) ...........................         $15.31
                                                                        ======
NET ASSET VALUE - DELAWARE U.S. GROWTH FUND B CLASS
   ($25,937,847 / 1,788,670 SHARES) ...........................         $14.50
                                                                        ======
NET ASSET VALUE - DELAWARE U.S. GROWTH FUND C CLASS
   ($6,682,229 / 426,856 SHARES) ..............................         $15.65
                                                                        ======
NET ASSET VALUE - DELAWARE U.S. GROWTH FUND INSTITUTIONAL CLASS
   ($52,769,040 / 3,359,397 SHARES) ...........................         $15.71
                                                                        ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common Stock, $0.01 par value, 70,000,000 shares authorized to the Fund with 20,000,000 shares allocated to the Delaware
   U.S. Growth Fund A Class, 20,000,000 shares allocated to the
   Delaware U.S. Growth Fund B Class, 15,000,000 shares allocated to the Delaware U.S. Growth Fund C Class, and 15,000,000
   shares allocated to the Delaware U.S. Growth Fund
   Institutional Class .......................................... $ 96,046,869
Accumulated net realized gain on investments ....................    4,673,615
Net unrealized appreciation of investments ......................   22,439,953
                                                                  ------------
Total net assets ................................................ $123,160,437
                                                                  ============
------------
 * Non-income producing security for the year ended October 31, 1999.
** Of this amount, $6,932,622 represents payable for securities purchased at October 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE U.S. GROWTH FUND
Net asset value A Class (A) .....................................       $15.31
Sales charge (5.75% of offering price or 6.07% of the amount
   invested per share) (B) ......................................         0.93
                                                                        ------
Offering price ..................................................       $16.24
                                                                        ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                        for growth of capital 11

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ........................................       $400,649
Interest .........................................        275,052
                                                         --------
                                                                    $   675,701
EXPENSES:
Management fees ..................................        606,514
Dividend disbursing and transfer agent fees
   and expenses ..................................        555,007
Distribution expense .............................        263,810
Registration fees ................................         81,740
Reports and statements to shareholders ...........         81,740
Professional fees ................................         45,500
Accounting and administration ....................         32,270
Custodian fees ...................................          9,595
Taxes (other than taxes on income) ...............          7,240
Directors' fees ..................................          4,294
Other ............................................         18,640     1,706,350
                                                         --------
Less expenses paid indirectly ....................                       (9,107)
                                                                    -----------
Total expenses ...................................                    1,697,243
                                                                    -----------

NET INVESTMENT LOSS ..............................                   (1,021,542)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments .................                    7,328,259
Net change in unrealized appreciation/depreciation
   of investments ................................                   14,391,314
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ................................                   21,719,573
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................                  $20,698,031
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                         YEAR         YEAR
                                                         ENDED        ENDED
                                                       10/31/99      10/31/98
                                                     ------------  -------------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ................................ $ (1,021,542) $   (160,171)
Net realized gain (loss) on investments ............    7,328,259    (2,654,644)
Net change in unrealized appreciation/depreciation
   of investments ..................................   14,391,314     5,165,122
                                                     ------------  ------------
Net increase in net assets resulting
   from operations .................................   20,698,031     2,350,307
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class .........................................          --     (2,703,511)
   B Class .........................................          --       (722,725)
   C Class .........................................          --       (110,828)
   Institutional Class .............................          --     (7,317,726)
                                                     ------------  ------------
                                                              --    (10,854,790)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................   26,392,044    12,827,868
   B Class .........................................   20,813,118     4,264,169
   C Class .........................................    5,196,397     1,702,784
   Institutional Class .............................   36,039,896    15,808,803

Net asset value of shares issued upon
   reinvestment of distributions from
   net realized gain on investments:
   A Class .........................................          --      2,613,993
   B Class .........................................          --        591,336
   C Class .........................................          --        109,009
   Institutional Class .............................          --      7,317,726
                                                     ------------  ------------
                                                       88,441,455    45,235,688
                                                     ------------  ------------
Cost of shares repurchased:
   A Class .........................................   (8,790,855)
   B Class .........................................   (3,097,377)     (377,480)
   C Class .........................................     (999,392)     (261,212)
   Institutional Class .............................  (22,902,507)
                                                     ------------  ------------
                                                      (35,790,131)  (14,213,937)
                                                     ------------  ------------
Increase in net assets derived from
   capital share transactions ......................   52,651,324    31,021,751
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .........................   73,349,355    22,517,268

NET ASSETS:
Beginning of year ..................................   49,811,082    27,293,814
                                                     ------------  ------------
End of year ........................................ $123,160,437   $49,811,082
                                                     ============  ============

                             See accompanying notes

12  for growth of capital


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                                  DELAWARE U.S. GROWTH FUND A CLASS
                                                                    ------------------------------------------------------------
                                                                        YEAR         YEAR        YEAR         YEAR        YEAR
                                                                       ENDED        ENDED       ENDED        ENDED       ENDED
                                                                    10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3)   10/31/95
Net asset value, beginning of year ...............................     $11.490     $16.650      $13.820     $12.430      $10.210

Income (loss) from investment operations:
   Net investment loss ...........................................      (0.161)     (0.062)      (0.060)     (0.090)      (0.090)
   Net realized and unrealized gain on investments ...............       3.981       1.272        4.250       1.480        2.310
                                                                       -------     -------      -------     -------      -------
   Total from investment operations ..............................       3.820       1.210        4.190       1.390        2.220
                                                                       -------     -------      -------     -------      -------

Less distributions:
   Distributions from net realized gain on investments ...........          --      (6.370)      (1.360)         --           --
                                                                       -------     -------      -------     -------      -------
   Total distributions ...........................................          --      (6.370)      (1.360)         --           --
                                                                       -------     -------      -------     -------      -------
Net asset value, end of year .....................................     $15.310     $11.490      $16.650     $13.820      $12.430
                                                                       =======     =======      =======     =======      =======

Total return(1) ..................................................      33.33%      10.52%       33.18%      11.18%       21.74%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .........................     $37,771     $14,130       $6,933     $16,118      $13,574
   Ratio of expenses to average net assets .......................       1.86%       1.49%        1.44%       1.80%        1.85%
   Ratio of expenses to average net assets prior
     to expense limitations and expenses
     paid indirectly .............................................       1.86%       1.49%         N/A        1.88%        2.18%
   Ratio of net investment loss to average net assets ............      (1.12%)     (0.52%)      (0.38%)     (0.77%)      (0.88%)
   Ratio of net investment loss to average net assets
     prior to expense limitations and expenses
     paid indirectly .............................................      (1.12%)     (0.52%)        N/A       (0.85%)      (1.21%)
   Portfolio turnover rate .......................................        132%        135%         144%        131%          58%

                                                                                   DELAWARE U.S. GROWTH FUND B CLASS
                                                                     ------------------------------------------------------------
                                                                         YEAR         YEAR        YEAR         YEAR        YEAR
                                                                        ENDED        ENDED       ENDED        ENDED       ENDED
                                                                     10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3)   10/31/95
Net asset value, beginning of year ...............................      $10.960     $16.260      $13.610     $12.330      $10.190

Income (loss) from investment operations:
   Net investment loss ...........................................       (0.253)     (0.140)      (0.160)     (0.170)      (0.140)
   Net realized and unrealized gain on investments ...............        3.793       1.210        4.170       1.450        2.280
                                                                        -------     -------      -------     -------      -------
   Total from investment operations ..............................        3.540       1.070        4.010       1.280        2.140
                                                                        -------     -------      -------     -------      -------

Less distributions:
   Distributions from net realized gain on investments ...........           --      (6.370)      (1.360)         --           --
                                                                        -------     -------      -------     -------      -------
   Total distributions ...........................................           --      (6.370)      (1.360)         --           --
                                                                        -------     -------      -------     -------      -------
Net asset value, end of year .....................................      $14.500     $10.960      $16.260     $13.610      $12.330
                                                                        =======     =======      =======     =======      =======

Total return(1) ..................................................       32.39%       9.62%       32.30%      10.38%       21.00%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .........................      $25,938      $5,418       $1,653        $809         $567
   Ratio of expenses to average net assets .......................        2.56%       2.19%        2.14%       2.48%        2.50%
   Ratio of expenses to average net assets prior to
     expense limitations and expenses
     paid indirectly .............................................        2.56%       2.19%         N/A        2.56%        2.83%
   Ratio of net investment loss to average net assets ............       (1.82%)     (1.22%)      (1.08%)     (1.45%)      (1.57%)
   Ratio of net investment loss to average net assets
     prior to expense limitations and expenses
     paid indirectly .............................................       (1.82%)     (1.22%)        N/A       (1.53%)      (1.90%)
   Portfolio turnover rate .......................................         132%        135%         144%        131%          58%

--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                                       for growth of capital  13

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                                  DELAWARE U.S. GROWTH FUND C CLASS
                                                                    ------------------------------------------------------------
                                                                        YEAR         YEAR        YEAR         YEAR        YEAR
                                                                       ENDED        ENDED       ENDED        ENDED       ENDED
                                                                    10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3)   10/31/95
Net asset value, beginning of year ...............................   $11.830      $17.020      $14.180     $12.850      $10.620

Income (loss) from investment operations:
   Net investment loss ...........................................    (0.264)      (0.148)      (0.170)     (0.160)      (0.100)
   Net realized and unrealized gain on investments ...............     4.084        1.328        4.370       1.490        2.330
                                                                     -------      -------      -------     -------      -------
   Total from investment operations ..............................     3.820        1.180        4.200       1.330        2.230
                                                                     -------      -------      -------     -------      -------

Less distributions:
   Distributions from net realized gain on investments ...........        --       (6.370)      (1.360)         --           --
                                                                     -------      -------      -------     -------      -------
   Total distributions ...........................................        --       (6.370)      (1.360)         --           --
                                                                     -------      -------      -------     -------      -------
Net asset value, end of year .....................................   $15.650      $11.830      $17.020     $14.180      $12.850
                                                                     =======      =======      =======     =======      =======

Total return(1) ..................................................    32.38%       10.04%       32.26%      10.35%       21.00%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .........................    $6,682       $1,657         $252         $55          $27
   Ratio of expenses to average net assets .......................     2.56%        2.19%        2.14%       2.48%        2.50%
   Ratio of expenses to average net assets prior to
     expense limitations and expenses
     paid indirectly .............................................     2.56%        2.19%         N/A        2.56%        2.82%
   Ratio of net investment loss to average net assets ............    (1.82%)      (1.22%)      (1.08%)     (1.45%)      (1.61%)
   Ratio of net investment loss to average net assets
     prior to expense limitations and expenses
     paid indirectly .............................................    (1.82%)      (1.22%)        N/A       (1.53%)      (1.93%)
   Portfolio turnover rate .......................................      132%         135%         144%        131%          58%

                                                                           DELAWARE U.S. GROWTH FUND INSTITUTIONAL CLASS
                                                                    ------------------------------------------------------------
                                                                        YEAR         YEAR        YEAR         YEAR        YEAR
                                                                       ENDED        ENDED       ENDED        ENDED       ENDED
                                                                    10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3)   10/31/95
Net asset value, beginning of year ...............................    $11.750     $16.860      $13.940     $12.500      $10.230

Income (loss) from investment operations:
   Net investment loss ...........................................     (0.118)     (0.027)      (0.010)     (0.050)      (0.050)
   Net realized and unrealized gain on investments ...............      4.078       1.287        4.290       1.490        2.320
                                                                      -------     -------      -------     -------      -------
   Total from investment operations ..............................      3.960       1.260        4.280       1.440        2.270
                                                                      -------     -------      -------     -------      -------
Less distributions:
   Distributions from net realized gain on investments ...........     --          (6.370)      (1.360)     --           --
                                                                      -------     -------      -------     -------      -------
   Total distributions ...........................................     --          (6.370)      (1.360)     --           --
                                                                      -------     -------      -------     -------      -------
Net asset value, end of year .....................................    $15.710     $11.750      $16.860     $13.940      $12.500
                                                                      =======     =======      =======     =======      =======

Total return(1) ..................................................     33.79%      10.80%       33.57%      11.52%       22.19%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .........................    $52,769     $28,606      $18,455     $10,003       $4,819
   Ratio of expenses to average net assets .......................      1.56%       1.19%        1.14%       1.48%        1.50%
   Ratio of expenses to average net assets prior to
     expense limitations and expenses
     paid indirectly .............................................      1.56%       1.19%         N/A        1.56%        1.83%
   Ratio of net investment loss to average net assets ............     (0.82%)     (0.22%)      (0.08%)     (0.45%)      (0.59%)
   Ratio of net investment loss to average net assets
     prior to expense limitations and expenses
     paid indirectly .............................................     (0.82%)     (0.22%)        N/A       (0.53%)      (0.92%)
   Portfolio turnover rate .......................................       132%        135%         144%        131%          58%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

14  for growth of capital

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Company currently issues three separate series of shares: the Delaware U.S. Growth Fund, the Delaware Overseas Equity Fund and the Delaware New Pacific Fund. These financial statements and related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith or under the direction of the Company's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $2,113 for the year ended October 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $6,994 for the year ended October 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion. Prior to April 1, 1999, DMC was paid at a rate of 0.70% of the average daily net assets of the Fund. At October 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC for $64,432.

DMC has entered into a sub-advisory agreement with Lynch & Mayer, Inc., an affiliate of DMC, with respect to the management of the Fund. The sub-adviser receives sub-advisory fees from the Investment Manager for its services which is calculated at a rate of 0.40% of the daily average net assets of the Fund. The Fund does not pay any fees directly to the sub-adviser.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC for $27,457.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $54,830.

For the year ended October 31, 1999 DDLP earned $34,402 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                       for growth of capital  15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
During the year ended October 31, 1999, the Fund made purchases of $167,073,395 and sales of $114,712,301 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1999, net unrealized appreciation was $22,035,370 of which $24,725,701 related to unrealized appreciation of securities and $2,690,331 related to unrealized depreciation of securities. At October 31, 1999, the aggregate cost of securities was $108,078,835.


4. Capital Stock
Transactions in capital stock shares were as follows:
                                                           YEAR        YEAR
                                                          ENDED       ENDED
                                                        10/31/99    10/31/98
                                                       ----------  ----------
Shares sold:
   A Class ..........................................   1,847,598   1,076,710
   B Class ..........................................   1,523,020     369,583
   C Class ..........................................     356,169     138,063
   Institutional Class ..............................   2,506,744   1,291,956
Shares issued upon reinvestment of distributions
   from net realized gain on investments:
   A Class ..........................................          --     246,836
   B Class ..........................................          --      58,145
   C Class ..........................................          --       9,964
   Institutional Class ..............................          --     677,567
                                                       ----------  ----------
                                                        6,233,531   3,868,824
                                                       ----------  ----------
Shares repurchased:
   A Class ..........................................    (610,432)   (510,127)
   B Class ..........................................    (228,770)    (34,977)
   C Class ..........................................     (69,457)    (22,718)
   Institutional Class ..............................  (1,581,540)   (629,729)
                                                       ----------  ----------
                                                       (2,490,199) (1,197,551)
                                                       ----------  ----------
Net Increase ........................................   3,743,332   2,671,273
                                                       ==========  ==========

5. Lines of Credit
The Fund has a committed line of credit for $5,200,000. No amount was outstanding at October 31, 1999, or at any time during the period.

16  for growth of capital

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE U.S. GROWTH FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP ADVISER FUNDS, INC. - DELAWARE U.S. GROWTH FUND

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1995 and 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP
                                          ---------------------


Philadelphia, Pennsylvania
December 3, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF DELAWARE U.S. GROWTH Fund, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                                      Affiliated Officers

WAYNE A. STORK                                          RICHARD J. FLANNERY
Chairman                                                Executive Vice President and General Counsel
Delaware Investments Family of Funds                    Delaware Investments Family of Funds
Philadelphia, PA                                        Philadelphia, PA

WALTER P. BABICH                                        BRUCE D. BARTON
Board Chairman, Citadel Constructors, Inc.              President and Chief Executive Officer
King of Prussia, PA                                     Delaware Distributors, L.P.
                                                        Philadelphia, PA
DAVID K. DOWNES
President and Chief Executive Officer                   ERIC E. MILLER
Delaware Investments Family of Funds                    Senior Vice President, Secretary
Philadelphia, PA                                        and Deputy General Counsel
                                                        Delaware Investments Family of Funds
JOHN H. DURHAM                                          Philadelphia, PA
Private Investor
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art               [photo of globes]
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA                                      directors & officers

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

---------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER                                      SUBADVISER
Delaware Management Company                             Lynch & Mayer, Inc.
Philadelphia, Pennsylvania                              New York, NY

INTERNATIONAL AFFILIATE                                 SHAREHOLDER SERVICING,
Delaware International Advisers Ltd.                    DIVIDEND DISBURSING
London, England                                         AND TRANSFER AGENT
                                                        Delaware Service Company, Inc.
NATIONAL DISTRIBUTOR                                    Philadelphia, Pennsylvania
Delaware Distributors, L.P.
Philadelphia, Pennsylvania                              1818 Market Street
                                                        Philadelphia, PA 19103-3682
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When used with prospective investors, this report must be     [photo of globes]
preceded or accompanied by a current Delaware U.S. Growth
Fund Prospectus and the Delaware Investments Performance
Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware
Investments, contact your financial adviser or Delaware
Investments.

                             For Shareholders
                             1.800.523.1918

                             For Securities Dealers
                             1.800.362.7500

                             For Financial Institutions
                             Representatives Only
                             1.800.659.2265

                             www.delawareinvestments.com

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London        Be sure to consult your financial adviser when
                             making investments. Mutual funds can be a valuable
                             part of your financial plan; however, shares of
                             the Fund are not FDIC or NCUSIF insured, are not
                             guaranteed by any bank or any credit union, and
Printed in the USA           involve investment risk, including the possible
on recycled paper            loss of the principal amount invested. Shares of
                             the Fund are not bank or credit union deposits.
(2401)
AR-101[10/99] PPL12/99       (C) Delaware Distributors, L.P.